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[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

Semiannual Report

February 28, 2002
(Unaudited)

 - CREDIT SUISSE
   GLOBAL NEW TECHNOLOGIES FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

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THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR
REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2002; THESE VIEWS AND PORT-FOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

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CREDIT SUISSE GLOBAL NEW TECHNOLOGIES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholder:

   For the six months ended February 28, 2002, the Common Class Shares of Credit Suisse Global New Technologies Fund (the "Fund")(1) was down 5.60%, vs. declines of 1.67% and 4.71%, respectively, for the S&P 500 Index(2) and the Morgan Stanley Capital International World Index.(3)

   The period was a generally negative, and quite volatile, one for stocks. After having struggled amid profit weakness through much of 2001, stocks plunged in response to the terrorist attacks on September 11. Markets rallied into December, however. The recovery was aided by a global liquidity expansion and by a firm, united response to terrorism, developments that eased risk concerns. In the final two months of the period, equities gave back some of their robust fourth-quarter gains.

   Amid the turmoil, our basic strategy remained unchanged. We attempted to identify companies that we believe have good long-term business prospects and reasonable stock valuations. Whether looking at young or well-established firms, we placed, and will continue to place, an emphasis on what we deem to be experienced management teams, innovative products and services, and probable financial health to support long-term business plans.

   In terms of portfolio allocation, we maintained meaningful exposure to the semiconductor, software, media, telecommunications and Internet industries on a global basis. Our geographic bias was toward the U.S., although we held a number of Japanese stocks that in our view had attractive valuations compared to their historical valuation levels, as well as compared to valuations on technology stocks elsewhere. We saw few compelling buying opportunities in Europe; however, we continue to monitor the region closely.

   Our outlook for the technology group's broad intermediate-term prospects remains mixed. On the plus side, we have become more optimistic regarding a global macroeconomic recovery, and believe that valuations are attractive in certain subcategories, e.g., media-oriented technology companies. However, we see several factors as worthy of concern, including possible market volatility in response to quarterly earnings reports, and valuations that appear to us to be expensive for certain manufacturers of personal computers and semiconductors.

                                        1
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   We intend to continue to highlight North America on a geographical basis, due to our anticipation that the macroeconomic climate will likely start to improve more quickly in the U.S. than in Europe or Japan.

CREDIT SUISSE ASSET MANAGEMENT, LLC

Todd Jacobson                           Scott Lewis
Co-Portfolio Manager                    Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS BY INVESTING IN A GROUP OF RELATED SECURITIES (TECHNOLOGY SECTOR) IT IS SUBJECT TO INCREASED RISK. INVESTORS MAY ONLY WANT TO CONSIDER IT FOR THE AGGRESSIVE PORTION OF THEIR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

                SUMMARY OF ANNUALIZED TOTAL RETURNS (2/28/2002)
     ---------------------------------------------------------------------
                                   SINCE           INCEPTION
                ONE YEAR         INCEPTION           DATE
               ----------       -----------       -----------
                 -29.09%          -33.92%           12/22/2000

----------
(1) Name changed from Credit Suisse Warburg Pincus Global New Technologies Fund effective December 12, 2001.
(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.
(3) The Morgan Stanley Capital International World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries. Investors cannot invest directly in an index.

                                        2
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CREDIT SUISSE GLOBAL NEW TECHNOLOGIES FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                             NUMBER OF
                                                              SHARES          VALUE
                                                            ------------  ------------
COMMON STOCKS (71.1%)

BERMUDA (1.8%)
INDUSTRIAL CONGLOMERATES (1.8%)
    Tyco International, Ltd.                                         700  $     20,370
                                                                          ------------
TOTAL BERMUDA                                                                   20,370
                                                                          ------------
JAPAN (16.9%)
COMMUNICATIONS EQUIPMENT (1.2%)
    Matsushita Communication Industrial Co., Ltd.                    400        13,630
                                                                          ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
    TDK Corp.                                                        200         9,087
                                                                          ------------

HOUSEHOLD DURABLES (2.2%)
    Sharp Corp.                                                    2,000        23,912
                                                                          ------------

LEISURE EQUIPMENT & PRODUCTS (7.8%)
    BANDAI Co., Ltd.                                                 800        22,716
    Nintendo Co., Ltd.                                               200        29,501
    Sega Corp.(1)                                                  2,200        34,358
                                                                          ------------
                                                                                86,575
                                                                          ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.9%)
    Rohm Co., Ltd.                                                   200        28,918
    Towa Corp.(1)                                                  1,600        14,156
                                                                          ------------
                                                                                43,074
                                                                          ------------

SOFTWARE (1.0%)
    Konami Corp.                                                     600        11,097
                                                                          ------------
TOTAL JAPAN                                                                    187,375
                                                                          ------------

TAIWAN (2.8%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.8%)
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)            1,900        30,875
                                                                          ------------
TOTAL TAIWAN                                                                    30,875
                                                                          ------------

UNITED KINGDOM (1.7%)
IT CONSULTING & SERVICES (1.7%)
    CMG PLC                                                        5,400        18,445
                                                                          ------------
TOTAL UNITED KINGDOM                                                            18,445
                                                                          ------------

UNITED STATES (47.9%)
COMMUNICATIONS EQUIPMENT (5.1%)
    Cisco Systems, Inc.(1)                                         1,500        21,405
    Motorola, Inc.                                                   700         9,100
    QUALCOMM, Inc.(1)                                                800        26,600
                                                                          ------------
                                                                                57,105
                                                                          ------------

COMPUTERS & PERIPHERALS (5.1%)
    Dell Computer Corp.(1)                                         2,300        56,787
                                                                          ------------

DIVERSIFIED TELECOMMUNICATIONS SERVICES (3.4%)
    SBC Communications, Inc.                                       1,000        37,840
                                                                          ------------

                 See Accompanying Notes to Financial Statements.

                                        3

                                                             NUMBER OF
                                                              SHARES          VALUE
                                                            ------------  ------------
INTERNET SOFTWARE & SERVICES (1.2%)
    Openwave Systems, Inc.(1)                                      2,400  $     13,416
                                                                          ------------
MEDIA (12.8%)
    Adelphia Communications Corp. Class A(1)                       1,000        21,950
    AOL Time Warner, Inc.(1)                                       1,800        44,640
    Gemstar-TV Guide International, Inc.(1)                        1,300        23,777
    Liberty Media Corp. Class A(1)                                 4,000        51,200
                                                                          ------------
                                                                               141,567
                                                                          ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.0%)
    Teradyne, Inc.(1)                                                700        23,457
    Texas Instruments, Inc.                                          700        20,545
                                                                          ------------
                                                                                44,002
                                                                          ------------
SOFTWARE (12.9%)
    Electronic Arts, Inc.(1)                                         500        26,910
    Network Associates, Inc.(1)                                    1,500        35,580
    Oracle Corp.(1)                                                2,700        44,874
    VERITAS Software Corp.(1)                                      1,000        35,490
                                                                          ------------
                                                                               142,854
                                                                          ------------
WIRELESS TELECOMMUNICATIONS SERVICES (3.4%)
    AT&T Wireless Services, Inc.(1)                                2,500        25,225
    Nextel Communications, Inc. Class A(1)                         2,500        12,475
                                                                          ------------
                                                                                37,700
                                                                          ------------
TOTAL UNITED STATES                                                            531,271
                                                                          ------------

TOTAL COMMON STOCKS (Cost $1,160,904)                                          788,336
                                                                          ------------

                                                                      PAR
                                                                     (000)
                                                                     -----
SHORT-TERM INVESTMENT (29.1%)
    State Street Bank & Trust Co. Euro Time Deposit 1.625% 3/01/02
    (Cost $323,000)                                                  $  323         323,000
                                                                               ------------

TOTAL INVESTMENTS AT VALUE (100.2%) (Cost $1,483,904(2))                          1,111,336

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                        (1,848)
                                                                               ------------

NET ASSETS (100.0%)                                                            $  1,109,488
                                                                               ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
-------------------------------------------------------------------------------------------

(1) Non-income producing security.
(2) Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL NEW TECHNOLOGIES FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)

ASSETS
    Investments at value (Cost $1,483,904)                           $ 1,111,336
    Cash                                                                     715
    Dividend and interest receivable                                          98
    Receivable from investment adviser                                    11,416
    Prepaid expenses and other assets                                     25,515
                                                                     -----------
      Total Assets                                                     1,149,080
                                                                     -----------
LIABILITIES
    Administrative services fee payable                                      954
    Director's fee payable                                                 4,681
    Distribution fee payable                                                 216
    Other accrued expenses payable                                        33,741
                                                                     -----------
      Total Liabilities                                                   39,592
                                                                     -----------
NET ASSETS
    Capital stock, $0.001 par value                                          178
    Paid-in capital                                                    2,220,480
    Accumulated undistributed net investment loss                        (11,556)
    Accumulated net realized loss from investments and foreign
     currency transactions                                              (727,046)
    Net unrealized depreciation from investments and foreign
     currency translations                                              (372,568)
                                                                     -----------
      Net Assets                                                     $ 1,109,488
                                                                     ===========
    Shares outstanding                                                   177,726
                                                                     -----------
    Net asset value, offering price and redemption price per share   $      6.24
                                                                     ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL NEW TECHNOLOGIES FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME
    Dividends                                                           $    2,011
    Interest                                                                 3,108
    Foreign taxes withheld                                                    (175)
                                                                        ----------
      Total investment income                                                4,944
                                                                        ----------
EXPENSES
    Investment advisory fees                                                 9,706
    Administrative services fees                                             2,970
    Shareholder servicing/Distribution fees                                  2,426
    Legal fees                                                              30,945
    Registration fees                                                       25,858
    Printing fees                                                           19,408
    Directors fees                                                          10,861
    Offering/Organizational costs                                            4,510
    Transfer agent fees                                                      2,969
    Insurance expense                                                           21
    Audit fees                                                              (3,100)
    Custodian fees                                                          (6,815)
    Miscellaneous expense                                                     (604)
                                                                        ----------
      Total expenses                                                        99,155
    Less: fees waived, expenses reimbursed and transfer agent offsets      (84,597)
                                                                        ----------
      Net expenses                                                          14,558
                                                                        ----------
       Net investment loss                                                  (9,614)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                    (347,799)
    Net realized gain from foreign currency transactions                    17,333
    Net change in unrealized appreciation (depreciation)
     from investments                                                      281,312
    Net change in unrealized appreciation (depreciation)
     from foreign currency translations                                     15,556
                                                                        ----------
    Net realized and unrealized loss from investments and
     foreign currency related items                                        (33,598)
                                                                        ----------
    Net decrease in net assets resulting from operations                $  (43,212)
                                                                        ==========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL NEW TECHNOLOGIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   FOR THE SIX MONTHS
                                                         ENDED             FOR THE YEAR
                                                   FEBRUARY 28, 2002          ENDED
                                                       (UNAUDITED)      AUGUST 31, 2001(1)
                                                  -------------------  -------------------
FROM OPERATIONS
  Net investment loss                             $            (9,614) $           (22,000)
  Net realized loss from investments and foreign
   currency transactions                                     (330,466)            (398,522)
  Net change in unrealized appreciation
   (depreciation) from investments and foreign
   currency translations                                      296,868             (669,436)
                                                  -------------------  -------------------
   Net decrease in net assets resulting
    from operations                                           (43,212)          (1,089,958)
                                                  -------------------  -------------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                 55,275            3,314,472
  Net asset value of shares redeemed                       (1,068,937)             (58,152)
                                                  -------------------  -------------------
   Net increase (decrease) in net assets from
    capital share transactions                             (1,013,662)           3,256,320
                                                  -------------------  -------------------
  Net increase (decrease) in net assets                    (1,056,874)           2,166,362

NET ASSETS
  Beginning of period                                       2,166,362                   --
                                                  -------------------  -------------------
  End of period                                   $         1,109,488  $         2,166,362
                                                  ===================  ===================
ACCUMULATED NET INVESTMENT LOSS                   $           (11,556) $            (1,942)
                                                  ===================  ===================
---------------------------------------------------------------------------------------------

(1) For the period December 22, 2000 (inception date) through August 31, 2001.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL NEW TECHNOLOGIES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                FOR THE SIX        FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                              FEBRUARY 28, 2002     AUGUST 31,
                                                                 (UNAUDITED)          2001(1)
                                                            --------------------  ---------------
PER SHARE DATA
  Net asset value, beginning of period                      $               6.61  $         10.20
                                                            --------------------  ---------------

INVESTMENT OPERATIONS
  Net investment loss                                                      (0.01)           (0.07)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                                         (0.36)           (3.52)
                                                            --------------------  ---------------
      Total from investment operations                                     (0.37)           (3.59)
                                                            --------------------  ---------------
NET ASSET VALUE, END OF PERIOD                              $               6.24  $          6.61
                                                            ====================  ===============
      Total return(2)                                                      (5.60)%         (35.20)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                  $              1,109  $         2,166
    Ratio of expenses to average net assets(3),(4)                          1.50%            1.51%
    Ratio of net investment loss to average net assets(3)                  (0.99)%          (1.15)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements(3)                               8.72%            7.10%
  Portfolio turnover rate                                                     19%             152%

---------------------------------------------------------------------------------------------------

(1) For the period December 22, 2000 (inception date) through August 31, 2001.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00% and .01% for the six months ended February 28, 2002 and for the period ended August 31, 2001, respectively. The operating expense ratio after reflecting these arrangements was 1.50% annualized for the six months ended February 28, 2002 and for the period ended August 31, 2001.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL NEW TECHNOLOGIES FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Global New Technologies Fund, formerly Credit Suisse Warburg Pincus Global New Technologies Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks capital appreciation.

   The Fund is authorized to offer three classes of shares: Common, Institutional, and Advisor, although only Common shares were offered. Effective December 12, 2001, all classes are closed to new investments. Common shares for the Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear co-administration fees.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At February 28, 2002, the Fund had no open forward foreign currency contracts.

   I) OTHER -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned.

   The Fund invests a high percentage of its assets in a specific sector of the market, namely technology. As a result, the financial, economic, business and political developments in this sector, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a single sector. In addition, the Fund is sector concentrated and, under normal market conditions would invest 80% or more of their assets in a group of related industries within the technology sector of the market.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 28, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed for the Fund were as follows:

         GROSS                             NET               EXPENSE
     ADVISORY FEE        WAIVER        ADVISORY FEE       REIMBURSEMENTS
     ------------      ---------      -------------      ---------------
     $      9,706      $  (9,706)     $          --      $       (74,110)

   Credit Suisse Asset Management Limited ("CSAM Ltd"), an affiliate of CSAM, serves as sub-investment adviser to the Fund. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as co-administrators to the Fund. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the six months ended February 28, 2002, administrative services fees earned by CSAMSI were $971.

   For its administrative services, PFPC is entitled to receive a fee, exclusive of out-of-pocket, based on the following fee structure:

      AVERAGE DAILY NET ASSETS                      ANNUAL RATE
      ------------------------                      ------------
      First $500 million                 .08% of average daily net assets
      Next $1 billion                    .07% of average daily net assets
      Over $1.5 billion                  .06% of average daily net assets

   For the six months ended February 28, 2002, the administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were $1,999 and $777, respectively.

   At its meeting held on February 12, 2002 the Board of Directors adopted a resolution to approve a Co-Administrator Agreement between the Fund and State Street Bank and Trust Company ("SSB") replacing PFPC effective mid 2002.

   In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor to the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets. For the six months ended February 28, 2002, shareholder servicing and distribution fees earned by CSAMSI were $2,426.

   Boston Financial Data Services, Inc. ("BFDS") serves as the Fund's transfer and dividend disbursement agent. The Fund has an arrangement with BFDS whereby interest earned on uninvested cash balances was used to offset a portion of its transfer agent expenses. For the six months ended February 28, 2002, the Fund received credits under this agreement in the amount of $4.

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the six months ended February 28, 2002, the Fund did not reimburse CSAM.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended February 28, 2002, Merrill was paid $10,832 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. For the six months ended February 28, 2002, the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) were $295,962 and $1,324,813, respectively.

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   At February 28, 2002, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments (based on cost for federal income tax purposes) were $24,901, $397,469 and $372,568, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   Each class of shares of the Fund is authorized to issue one billion full and fractional shares of capital stock, $.001 par value per share. Transactions in Common Class shares of the fund were as follows:

                                    FOR THE SIX MONTHS ENDED
                                        FEBRUARY 28, 2002        FOR THE YEAR ENDED
                                            (UNAUDITED)           AUGUST 31, 2001(1)
                                    --------------------------  --------------------
Shares sold                                       8,070                334,624
Shares redeemed                                (158,126)                (6,842)
                                               --------               --------
Net increase (decrease)                        (150,056)               327,782
                                               ========               ========

(1) For the period December 22, 2000 (inception date) through August 31, 2001.

   On February 28, 2002, the number of shareholders that held 5% or more of the outstanding shares of the Fund were as follows:

                                               NUMBER OF    APPROXIMATE PERCENTAGE
                                              SHAREHOLDERS  OF OUTSTANDING SHARES
                                              ------------  ----------------------
Common Class                                        1                91.31%

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800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPGNT-3-0202